UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 21, 2012

CENTRAL EUROPEAN

DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 21, 2012, the Special Committee of the Board of Directors of Central European Distribution Corporation (“CEDC”) sent a letter to Mark Kaufman in response to his letter to CEDC’s Board of Directors dated November 14, 2012 and his letter to CEDC’s Board of Directors and Special Committee dated November 19, 2012.

A copy of the Special Committee’s letter to Dr. Kaufman is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Letter to Mark Kaufman from the CEDC Special Committee dated November 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ David Bailey
David Bailey
Interim Chief Executive Officer

Date: November 21, 2012